UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260 Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (737) 787-7906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Credit Agreement

On July 2, 2025, FTC Solar, Inc., a Delaware corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, each lender party thereto from time to time (the “Lenders”), and Acquiom Agency Services LLC, as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used in this Current Report on Form 8-K without definition shall have the meanings assigned to them in the Credit Agreement.

The Credit Agreement provides for a senior secured term loan facility of up to $75,000,000, consisting of: (i) $14,347,208 of Initial Term Loans funded on the Closing Date; (ii) $23,152,792 of First Delayed Draw Term Loans that may be funded during the 90-day period following the Closing Date, subject to Company stockholder approval of the issuance of all of the shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), issuable upon the full exercise of the Warrants (as defined below); and (iii) up to $37,500,000 of Second Delayed Draw Term Loans that may be requested by the Company and approved by the Lenders (in their sole discretion). The Company may only use the loan proceeds to pay transaction costs and for general corporate purposes.

The Term Loans will mature on July 2, 2029. The Term Loans bear interest at 12.00% per annum. A portion of the interest equal to 7.00% per annum will be (instead of being paid in cash) capitalized and added as paid-in-kind interest and will increase the outstanding amount of the Term Loans. The remainder of the interest will be paid in cash. Upon the occurrence and during the continuation of certain Events of Default or upon the election of the Required Lenders during the occurrence and continuation of any Event of Default, the interest rate applicable to the Term Loans will be increased by a 7.00% Default Interest Rate.

The Credit Agreement provides for mandatory prepayments upon the occurrence of certain events (including in connection with a Change in Control) and upon acceleration upon an Event of Default. If an Exit Fee Event occurs, the Company shall pay an Exit Fee equal to (x) the aggregate amount of all Term Loans extended by the Lenders under the Credit Agreement, multiplied by (y) the Exit Fee Percentage, minus (z) the amount of interest paid in cash by the Company prior to the Exit Fee Event, where the Exit Fee Percentage equals 25% in connection with an Exit Fee COC Transaction, or otherwise equals 50%.

The Credit Agreement includes customary repayment and prepayment terms, affirmative and negative covenants and representations and warranties. The Credit Agreement also includes customary events of default. Additionally, the Credit Agreement contains a minimum unrestricted cash covenant and financial covenants relating to minimum revenue-, product margin-, EBITDA- and purchase order-related targets.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

In connection with the transactions under the Credit Agreement, pursuant to a governance rights side letter, in the form attached to the Credit Agreement (the “Side Letter”), an affiliate of certain of the Lenders will have the right, upon its election and so long as the Credit Agreement remains in effect or the Lenders as of the Closing Date or any of their respective affiliates hold any Warrants or Company equity securities above a certain amount, (i) to appoint an observer to attend meetings of the Company’s board of directors and board committees, (ii) to require the Company to increase the number of its board of directors by one and (iii) to designate a member of the Company’s board of directors. The board observer and director designation rights are subject to customary terms, qualifications and conditions.

The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Side Letter filed herewith as Exhibit 10.2 and incorporated herein by reference.

Guarantee and Collateral Agreement; Intellectual Property Security Agreements

The Company and the Administrative Agent entered into a Guarantee and Collateral Agreement, dated as of July 2, 2025 (the “Guarantee Agreement”). Pursuant to the Guarantee Agreement, the Company and certain of its subsidiaries from time-to-time party thereto guarantee the Obligations under the Credit Agreement and other Loan Documents. In addition, such Obligations are secured by a first priority lien on substantially all tangible and intangible property of the Company and the guarantors and pledges of the equity of certain Company subsidiaries, in each case subject to certain exceptions, limitations and exclusions for the collateral. Additionally, the Company and the Administrative Agent entered into a Patent Security Agreement, dated July 2, 2025 (the “Patent Security Agreement”), and a Trademark Security Agreement, dated July 2, 2025 (the “Trademark Security Agreement”), providing for the Borrower’s grant of security interests in certain of its intellectual property to the Administrative Agent, for the benefit of the Lenders, to secure the Obligations under the Credit Agreement and the other Loan Documents.

The foregoing descriptions of the Guarantee Agreement, Patent Security Agreement and Trademark Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Guarantee Agreement, Patent Security Agreement and Trademark Security Agreement filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Subordination Agreement

In connection with the Credit Agreement, AV Securities, Inc. (“AV”) and the Administrative Agent, for the benefit of the Lenders, entered into a Subordination Agreement, dated July 2, 2025 (the “Subordination Agreement”). Pursuant to the Subordination Agreement, AV agreed to the subordination of all indebtedness owed by the Company to AV, including under the Senior Secured Promissory Note issued by the Company to AV on December 4, 2024 (the “Original AV Note”), to the indebtedness and Obligations owed under the Credit Agreement and the other Loan Documents.

The foregoing description of the Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordination Agreement filed herewith as Exhibit 10.6 and incorporated herein by reference.

Amended and Restated Promissory Note and Amendment No. 1 to the Securities Purchase Agreement and Security Release

In connection with the Credit Agreement and the Subordination Agreement, the Company and AV entered into an Amended and Restated Promissory Note, dated July 2, 2025 (the “A&R AV Note”). The A&R AV Note amends and restates the Original AV Note to remove the seniority terms of the Original AV Note, conform the Original AV Note to the terms of the Credit Agreement and the Subordination Agreement, amend certain prepayment and make-whole terms under the Original AV Note, delete certain covenants and event of default terms, reduce the interest rate under the Original AV Note to 5% per annum paid in cash and 7% per annum paid in kind, and to delete the financial covenants set forth in the Original AV Note.

The foregoing description of the A&R AV Note does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R AV Note filed herewith as Exhibit 4.1 and incorporated herein by reference.

In connection with the foregoing transactions, the Company and AV entered into Amendment No. 1 to the Securities Purchase Agreement and Security Release, dated as of July 2, 2025 (“Amendment No. 1 to SPA”). Amendment No. 1 to SPA amends certain terms of the Securities Purchase Agreement, dated December 4, 2024, between the Company and the other parties thereto (the “Original SPA”) to reflect the subordination of the A&R AV Note (including all obligations that existed under the Original AV Note), to release all liens and guarantees securing the obligations under the Original AV Note, the A&R AV Note and the Original SPA, and to make other conforming changes to the Original SPA in connection with the transactions contemplated by the Credit Agreement and other Loan Documents.

The foregoing description of Amendment No. 1 to SPA does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to SPA filed herewith as Exhibit 10.7 and incorporated herein by reference.

Warrants and Registration Rights Agreements

In connection with the transactions detailed above, the Company and each of the Lenders (the “Holders”) entered into Warrants to Purchase Common Stock, dated July 2, 2025 (the “Warrants”). The Holders may exercise the Warrants to purchase up to an aggregate of 6,836,237 shares of Common Stock at an exercise price of $0.01 per share. The Warrants are exercisable from time to time until or prior to 11:59 p.m., New York time, on July 2, 2035. The Warrants are exercisable in accordance with their terms for either a cash payment equal to the exercise price or on a cashless exercise basis.

In the event of a change of control of the Company, a Holder may, at its option, elect to exercise its Warrants or exercise a repurchase option that requires the Company to repurchase its Warrants upon the consummation of the change of control for a cash amount equal to the Black Scholes Value (as defined in the Warrants). Additionally, the Warrants provide each Holder with a pro rata purchase right (based on the total number of shares of Common Stock held by a Holder and the number of shares issuable upon exercise of the Warrants) in the event the Company issues any equity securities, convertible securities or rights, options or warrants to purchase equity securities, subject to customary exceptions and conditions. The Warrants include other customary terms and provisions, including adjustment provisions relating to stock splits, stock dividends, reclassifications and other recapitalization events.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants filed herewith as Exhibit 4.2 and incorporated herein by reference.

In connection with the issuance of the Warrants, the Company and AV entered into an Amended and Restated Warrant to Purchase Common Stock, dated July 2, 2025 (the “A&R AV Warrant”). The A&R AV Warrant amends and restates the Warrant to Purchase Common Stock originally issued by the Company to AV on December 4, 2024 (the “Original AV Warrant”) so that the Original AV Warrant has terms materially consistent with the Warrants summarized above.

The foregoing description of the A&R AV Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R AV Warrant filed herewith as Exhibit 4.3 and incorporated herein by reference.

Pursuant to the Credit Agreement, at the request of the Required Lenders, the Company has also agreed to enter into a Registration Rights Agreement, in the form attached to the Credit Agreement (the “RRA”), pursuant to which the Company would agree to file a registration statement registering the resale by the Holders of the maximum number of shares issuable upon exercise of the Warrants. Upon its entry into the RRA, the Company would be required to file such registration statement with the Securities and Exchange Commission within the later of 30 days following the closing of the Credit Agreement and 5 business days after its entry into the RRA, and seek effectiveness of such registration statement within 75 days.

The foregoing description of the RRA does not purport to be complete and is qualified in its entirety by reference to the full text of the RRA filed herewith as Exhibit 10.8 and incorporated herein by reference.

In connection with the RRA, the Company and AV entered into an Amended and Restated Registration Rights Agreement, dated July 2, 2025 (the “A&R AV RRA”). The A&R AV RRA amends and restates the Registration Rights Agreement entered into between the Company and AV on December 4, 2024 (the “Original AV RRA”) so that the Original AV RRA has terms materially consistent with the RRA summarized above.

The foregoing description of the A&R AV RRA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R AV RRA filed herewith as Exhibit 10.9 and incorporated herein by reference.

The representations, warranties and covenants contained in the Loan Documents and the Warrant Documents (collectively, the “Transaction Documents”) were made only for the purposes of such Transaction Documents and as of specified dates, were solely for the benefit of the parties to such Transaction Documents and may be subject to limitations agreed upon by the contracting parties. Security holders are not third-party beneficiaries under the Transaction Documents. Accordingly, they should not rely on the representations, warranties and covenants contained in the Transaction Documents or any descriptions thereof as characterizations of the actual state of facts or condition of any of the parties or any of their respective affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Credit Agreement and other Loan Documents is hereby incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 above relating to the Warrants and the A&R AV Warrant is hereby incorporated by reference in this Item 3.02. The Company issued the Warrants, and the Company previously issued the Original AV Warrant (as amended and restated by the A&R AV Warrant), in reliance upon an exemption from registration contained in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants and the shares of Common Stock issuable thereunder may not be offered, sold, pledged or otherwise transferred in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

Item 7.01	Regulation FD Disclosure.

On July 2, 2025, the Company issued a press release regarding the Credit Agreement and the transactions contemplated by the Transaction Documents, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Amended and Restated Promissory Note dated July 2, 2025 between FTC Solar, Inc. and AV Securities, Inc.

4.2	Form of Warrant to Purchase Common Stock

4.3	Amended and Restated Warrant to Purchase Common Stock dated July 2, 2025 between FTC Solar, Inc. and AV Securities, Inc.

10.1	Credit Agreement dated July 2, 2025 by and among FTC Solar, Inc., the lenders party thereto and Acquiom Agency Services LLC, as administrative agent for the lenders+*

10.2	Form of Governance Rights Side Letter

10.3	Guarantee and Collateral Agreement dated July 2, 2025 by and among FTC Solar, Inc. and Acquiom Agency Services LLC, as administrative agent for the lenders+

10.4	Patent Security Agreement dated July 2, 2025 by and among FTC Solar, Inc. and Acquiom Agency Services LLC, as administrative agent for the lenders+

10.5	Trademark Security Agreement dated July 2, 2025 by and among FTC Solar, Inc. and Acquiom Agency Services LLC, as administrative agent for the lenders+

10.6	Subordination Agreement dated July 2, 2025 by and among AV Securities, Inc. and Acquiom Agency Services LLC, as administrative agent for the lenders

10.7	Amendment No. 1 to Securities Purchase Agreement and Security Release dated as of July 2, 2025 between FTC Solar, Inc. and AV Securities, Inc.

10.8	Form of Registration Rights Agreement among FTC Solar, Inc. and the holders party thereto

10.9	Amended and Restated Registration Rights Agreement dated July 7, 2025 between FTC Solar, Inc. and AV Securities, Inc.

99.1	Press release dated July 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Portions of this exhibit are redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date: July 7, 2025	By:	/s/ Cathy Behnen
Cathy Behnen Chief Financial Officer